400 Howard Street P.O.Box 7101 San Francisco, CA 94105 Tel +1 415 670 7987 Fax +1 415 618 5462 Edward.Baer@blackrock.com

June 7, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	iShares Trust (the “Registrant”)

Securities Act File No. 333-92935

Investment Company Act File No. 811-09729

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497 under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the 497 filing, dated May 24, 2013 to the prospectuses for the iShares Core S&P 500 ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Dow Jones U.S. Real Estate Index Fund, iShares MSCI EAFE Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares FTSE China 25 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund, iShares S&P California AMT-Free Municipal Bond Fund, iShares S&P New York AMT-Free Municipal Bond Fund, iShares S&P Short Term National AMT-Free Municipal Bond Fund, iShares 2013 S&P AMT-Free Municipal Series, iShares 2014 S&P AMT-Free Municipal Series, iShares 2015 S&P AMT-Free Municipal Series, iShares 2016 S&P AMT-Free Municipal Series and iShares 2017 S&P AMT-Free Municipal Series. The purpose of this filing is to submit the 497 dated May 24, 2013 in XBRL.

If you have any questions regarding this filing, please contact Benjamin Haskin of Willkie Farr & Gallagher LLP at (202) 303-1124 or me at (415) 670-7987.

Very truly yours,

/s/ Edward Baer
Edward Baer

cc:	Benjamin Haskin, Esq.